-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

Date of Report                                                     May 20, 1997
--------------                                                     ------------
(Date of earliest event reported)

                             LEVEL BEST GOLF, INC.
             (Exact name of registrant as specified in its charter)

                                    FLORIDA
                 (State or other jurisdiction of incorporation)

       33-97770                                         59-3205644
-----------------------                            ----------------------
(Commission File Number)                               (IRS Employer
                                                   Identification Number)

14561 58th Street, North, Clearwater, Florida                 34620
---------------------------------------------                --------
(Address of Principal Executive Offices)                    (Zip Code)



                                 (813) 535-7770
              (Registrant's telephone number, including area code)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                                                 CONFORMED COPY

         ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) At a meeting on May 19, 1997, the Board of Directors of Level Best Golf, Inc. terminated the services of Winter, Scheifley & Associates, P.C. as the Registrant's independent auditors. At the same meeting the Board of Directors selected the accounting firm of Hacker, Johnson, Cohen & Grieb as independent auditors for the Registrant for the 1997 fiscal year.

(b) In connection with their audit of the Registrant's financial statements for the two most recent fiscal years and during subsequent interim periods, the Registrant has not had any disagreements with Winter, Scheifley & Associates, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(c) Winter, Scheifley & Associates, P.C.'s reports on the Registrant's financial statements for the fiscal years 1995 and 1996 did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles except for the going concern referred to in their opinion.

(d) The Registrant has requested Winter, Scheifley & Associates, P.C. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which they do not agree. The Registrant delivered a copy of this Form 8-K to Winter, Scheifley & Associates, P.C. on May 19, 1997. The Registrant will file by amendment, as an exhibit to this Form 8-K, a copy of such letter when it is received.


         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         16.1 Letter on change in certifying accountant from Winter, Scheifley & Associates, P.C. - to be filed by amendment.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              LEVEL BEST GOLF, INC.




Date: May 20, 1997                            By: /s/ Fred L. Solomon
     -----------------------                     --------------------------
                                                 Fred L. Solomon, President